General Company Information (Details) - Follow-on public offering - Follow on public offering, share transactions - ADS $ / shares in Units, $ in Millions	Nov. 09, 2021 USD ($) $ / shares shares
General Company Information
Number of shares issued	3,942,856
Number of ordinary shares for each American depository share	1
Share price | $ / shares	$ 7.00
Net proceeds | $	$ 24.9